UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 22, 2005
WEYCO GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-9068	39-0702200

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

333 W. Estabrook Blvd. P. O. Box 1188 Milwaukee, WI	53201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 414-908-1600

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On November 22, 2005, the Company filed a Registration Statement on Form S-8 in connection with its 2005 Equity Incentive Plan (the “Plan”). In connection with grants and awards to be made under the Plan, the Company intends to generally make such grants and awards pursuant to the forms of grant/award letters attached hereto under Item 9.01.
Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

10.1	Form of Grant — Non-Qualified Stock Option

10.2	Form of Grant — Incentive Stock Option

10.3	Form of Award — Restricted Stock

10.4	Form of Award — Restricted Stock Unit

10.5	Form of Award — Performance Shares

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weyco Group, Inc.

Date: November 22, 2005

/s/ John Wittkowske

John Wittkowske

Senior Vice President/CFO